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                                                                   Exhibit 10.24


                     AGREEMENT TO EXTEND PURCHASE AGREEMENT

This Agreement to Extend Purchase Agreement (the "Agreement") is entered into on this 1st day of September, 2000 by and between Corning Incorporated with an address at One Riverfront Plaza, Corning, NY 14831 ("Corning") and New Focus, Incorporated with an address at 2630 Walsh Avenue, Santa Clara, CA 95051 ("Supplier").

WHEREAS, Corning and the Supplier are party to an agreement that terminates on December 31, 2000 pursuant to which Corning agreed to purchase and Supplier agreed to sell certain products (the "Purchase Agreement" (copy attached));

WHEREAS, Corning and the Supplier wish to extend the Purchase Agreement for an additional year to enable Corning to purchase and Supplier to sell those materials identified in the Appendix I attached hereto at the volumes and prices reflected in such Appendix I during the year 2001;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties contained in this Agreement, Corning and the Supplier agree as follows:

1. The Purchase Agreement shall be, and is hereby, extended for an additional one-year term. Accordingly, the expiration date of the Purchase Agreement shall be December 31, 2001.

2. The Purchase Agreement shall be, and is hereby amended, so that during the calendar year 2001 the materials to be purchased by Corning and sold by Supplier shall be those materials referenced in the Appendix I attached hereto. The volume of each material that Corning hereby commits to purchase and Supplier hereby commits to sell during the year 2001 shall be as set forth in the Appendix I. The purchase price payable by Corning for the material during the year 2001 shall also be as reflected in the Appendix I.

3. Delivery terms, forecasting commitments, capacity reservation obligations, ramp-up capacity commitments, terms and conditions of sale of materials, and all other terms and conditions of the Purchase Agreement (as amended and extended hereby) shall be as set forth in the Purchase Agreement.

4.    This Agreement shall be governed by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, having been duly authorized, have executed this Agreement on the date set forth above.


CORNING INCORPORATED                         NEW FOCUS, INCORPORATED

By: /s/ KATHRYN M. MURPHY 9/19/00            By: /s/ PAUL SMITH
   ------------------------------------         --------------------------------
Name: Kathryn M. Murphy                      Name: Paul Smith
     ----------------------------------           ------------------------------
Title: Vice President, Materials             Title: Vice President, General
       Management                                  Manager of Telecommunications
      ---------------------------------



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                                   APPENDIX I


Quantity and Pricing

1.) Quantity. Corning will purchase from New Focus a percentage (listed below in "Share") of its external requirements of the Materials during the term of this agreement. The forecasted volumes below are an estimate to be used for the Seller's information purposes only, and are not intended to bind or obligate Corning to purchase said amount.

2.) Pricing. Pricing is based on product shipping from [*].

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                     Product   Share   Estimated   Purchase Price (USD)   Purchase Price (USD)
Product               Spec.     (%)      Volume    (9/1/00 - 12/31/00)    (1/1/01 - 12/31/01)
----------------------------------------------------------------------------------------------
[*]                  [*]       [*]     [*]         [*]                    [*]
----------------------------------------------------------------------------------------------
[*]                  [*]       [*]     [*]         [*]                    [*]
----------------------------------------------------------------------------------------------


[*] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.